SCHEDULE 14C

                 INFORMATION STATEMENT PURSUANT TO SECTION 14(c)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                          Filed by the Registrant [X]
                 Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[  ]     Preliminary Information Statement

[  ]     Confidential, for Use of the Commission Only (as permitted by
         Rule 14c-5(d)(2))

[X]      Definitive Information Statement

         JNL Series Trust

         (Name of Registrant As Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[  ]     Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11
         (1) Title of each class of securities to which transaction applies:
         (2) Aggregate number of securities to which transaction applies:
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
         (4) Proposed maximum aggregate value of transaction:
         (5) Total fee paid:

[  ]     Fee paid previously with preliminary materials.

[  ]     Check box if any part of the fee is offset as provided by Exchange
         Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
         (1) Amount Previously Paid:
         (2) Form, Schedule or Registration Statement No.:
         (3) Filing Party:
         (4) Date Filed:

Dear Variable Annuity and Variable Life Contract Owners:

     Although you are not a shareholder of JNL Series Trust (the "Trust"), your purchase payments and the earnings on such purchase payments under your variable contracts ("Variable Contracts") issued by Jackson National Life Insurance Company ("Jackson National Life") or Jackson National Life Insurance Company of New York ("Jackson National NY") are invested in sub-accounts of separate accounts established by Jackson National Life or Jackson National NY for such purposes that, in turn are invested in shares of one or more of the Funds of the Trust. References to shareholders in the enclosed Trust's Information Statement may be read to include you as an owner of a Variable Contract.

     Citigroup Inc., the parent company of Salomon Brothers Asset Management Inc ("SBAM") entered into an agreement to sell substantially all of its worldwide assets management business, including the sub-adviser to JNL/Salomon Brothers High Yield Bond Fund, JNL/Salomon Brothers Strategic Bond Fund, and JNL/Salomon Brothers U.S. Government & Quality Bond Fund, to Legg Mason, Inc. The sale caused the Funds' current investment sub-advisory agreement to terminate. Enclosed please find the Trust's Information Statement regarding the transaction. Incidental to the transaction, the name of the sub-adviser changed to Western Asset Management Company, as have the names of the Funds.

PLEASE NOTE THAT WE ARE NOT ASKING YOU FOR VOTING INSTRUCTIONS, AND YOU ARE REQUESTED NOT TO SEND US VOTING INSTRUCTIONS.


     If you have any questions regarding any of the changes, please call one of the following numbers on any business day: 1-800-766-4683 (Annuity and Life Service Center), 1-800-599-5651 (NY Annuity and Life Service Center), 1-800-777-7779 (for contracts purchased through a bank or financial institution), or 1-888-464-7779 (for NY contracts purchased through a bank or financial institution), write JNL Series Trust, P.O. Box 378002, Denver, Colorado 80237-8002, or by visiting WWW.JNL.COM or WWW.JNLNY.COM.


                                      Sincerely,

                                      /s/ Robert A. Fritts

                                      ROBERT A. FRITTS
                                      President and Chief Executive Officer

                INFORMATION STATEMENT TO SHAREHOLDERS REGARDING:


                                JNL SERIES TRUST

                        JNL/WESTERN HIGH YIELD BOND FUND
                         JNL/WESTERN STRATEGIC BOND FUND
                 JNL/WESTERN U.S. GOVERNMENT & QUALITY BOND FUND

                               FORMERLY KNOWN AS

                    JNL/SALOMON BROTHERS HIGH YIELD BOND FUND
                    JNL/SALOMON BROTHERS STRATEGIC BOND FUND
            JNL/SALOMON BROTHERS U.S. GOVERNMENT & QUALITY BOND FUND



                                  May 23, 2006

                                TABLE OF CONTENTS


                              INFORMATION STATEMENT

                                                                                                    PAGE

I.                   Introduction                                                                   1

II.                  Investment Sub-Advisory Agreement with WAMCO 2 Investment
                     Sub-Sub-Advisory Agreement with WAMCL

III.                 Description and Control of WAMCO and WAMCL                                     5

IV.                  Other Investment Companies Advised by WAMCO and WAMCL                          7

V.                   Additional Information                                                         8

VI.                  Other Matters                                                                  12

Exhibit A            Executive Officers & Partners Of WAMCO and WAMCL                               A-1

Exhibit B            Sub-Advisory Agreement Between Jackson National Asset Management, LLC and      B-1
                     Western Asset Management Company

Exhibit C            Sub-Sub-Advisory Agreement Between Western Asset Management Company and        C-1
                     Western Asset Management Company Limited


I.   INTRODUCTION

     JNL Series Trust (the "Trust"), a Massachusetts business trust, is an open-end investment company, commonly known as a mutual fund, registered under the Investment Company Act of 1940, as amended ("1940 Act"). The Trust currently offers shares in 49 Funds (the "Funds" and each a "Fund").

     As Adviser to the Trust, Jackson National Asset Management, LLC ("JNAM" or "Manager") selects, contracts with, compensates and monitors sub-advisers (the "Sub-Advisers") to manage the investment and reinvestment of the assets of each of the Funds. In addition, JNAM monitors the compliance of the Sub-Advisers with the investment objectives and related policies of each Fund, and reviews the performance of the Sub-Advisers and reports on such performance to the Board of Trustees of the Trust (the "Board"). JNAM does not currently manage any of the Funds' assets on a day-to-day basis. Jackson National Life Distributors, Inc., ("JNLD"), an affiliate of the Trust and the Adviser, is principal underwriter for the Trust.

     In August 2005, the Board, including all Trustees who are not "interested" (as defined by the 1940 Act) of any party to the Sub-Advisory Agreement (the "Disinterested Trustees"), approved the Sub-Advisory Agreement between JNL Series Trust and Western Asset Management Company ("WAMCO").

     In March 2006, the Board, including all Trustees who are not "interested (as defined by the 1940 Act) of any party to the Sub-Advisory Agreement (the "Disinterested Trustees"), approved the sub-sub-advisory agreement between WAMCO and Western Asset Management Company Limited ("WAMCL") for the Strategic Bond Fund.


     The purpose of this Information Statement is to provide you with information about the investment sub-advisory agreement between JNAM and WAMCO, the investment sub-adviser for JNL/Western High Yield Bond Fund, JNL/Western Strategic Bond Fund, and JNL/Western U.S. Government & Quality Bond Fund (individually each a "Fund," collectively, the "Funds"), and certain events and transactions that caused the investment sub-advisory agreement between JNAM and SBAM to terminate. In addition, information about the investment sub-sub-advisory agreement between WAMCO and WAMCL has been provided. This Information Statement is provided in lieu of a proxy statement, pursuant to the terms of an exemptive order that the Trust and JNAM (as defined below) received from the Securities and Exchange Commission ("SEC") (the "Order").

     The Trust has received an Order permitting it to enter into sub-advisory agreements appointing Sub-Advisers that are not affiliates of JNAM (other than by reason of serving as a Sub-Adviser to a Fund) without shareholder approval. The Trust therefore is able to change Sub-Advisers from time to time without the expense and delays associated with obtaining shareholder approval. However, a condition of this Order is that notice and certain information be sent to shareholders informing them of changes in Sub-Advisers, pursuant to the Order.

     SBAM was the sub-adviser to the Salomon Funds. SBAM is a wholly-owned subsidiary of Citigroup Asset Management ("CAM"), which is a wholly-owned subsidiary of Citigroup Inc. ("Citigroup"). On June 23, 2005, Citigroup entered into a definitive agreement (the "Transaction Agreement") with Legg Mason, under which Citigroup sold all of its asset management business, CAM, to Legg Mason in exchange for the broker-dealer and investment banking business of Legg Mason, a number of shares of Legg Mason common stock representing 4.39% of the outstanding voting securities of Legg Mason, and a number shares of non-voting, convertible preferred stock representing approximately 10% of the pro forma common stock of Legg Mason (on an as converted basis) and, subject to certain adjustments, approximately $550 million in the form of a five-year loan facility provided to Legg Mason by Citigroup Corporate and Investment Banking (the "Transaction"). As a result of the Transaction, the sub-adviser to the Funds became a wholly owned subsidiary of Legg Mason.

     Therefore, this Information Statement is being provided to the shareholders invested in the above-listed Funds. It will be mailed on or about May 23, 2006.


WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

II.  INVESTMENT SUB-ADVISORY AGREEMENT WITH WAMCO
     INVESTMENT SUB-SUB-ADVISORY AGREEMENT WITH WAMCL

     Salomon Brothers Asset Management, Inc, with principal offices at 399 Park Avenue, New York, New York 10022, was the sub-adviser to the JNL/Salomon Brothers High Yield Bond Fund, JNL/Salomon Brothers Strategic Bond Fund, and JNL/Salomon Brothers U.S. Government & Quality Bond Fund ("Relevant Funds") pursuant to a sub-advisory agreement with JNAM, dated January 31, 2001, as amended October 4, 2004, and a sub-advisory consulting agreement dated August 17, 1995 ("Salomon Brothers Sub-Advisory Agreement"). The Salomon Brothers Sub-Advisory Agreement was most recently approved by the Board of Trustees at a meeting held on May 17, 2005.

     In August 2005, the Trustees approved the new investment sub-advisory agreement with WAMCO. Because the advisory services provided by WAMCO were not expected to result in any changes, the Board concluded that: i) the new sub-adviser would not impact any of the factors on which the Board previously evaluated the services of SBAM; and ii) the basis for its prior approval of the Investment Sub-Advisory Agreement remained valid. As a result of the Board of Trustees' determination, WAMCO became an Adviser to the Funds under the new Investment Sub-Advisory Agreement with the Manager.


     In March 2006, the Trustees approved a new investment sub-sub-advisory agreement with WAMCL for the Strategic Bond Fund. WAMCO and WAMCL will work together in managing the Fund, but the non-dollar and/or currency portion is delegated to WAMCL. This portion is managed and traded out of WAMCL. WAMCL specializes in non-dollar and currency investing, so WAMCL takes responsibility for that aspect of any mandate that permit those investments. WAMCL will be paid directly by WAMCO. The Board concluded that the basis for its prior approval of the Investment Sub-Advisory Agreement remained valid.


     The Board approved the advisory services to be provided since WAMCO and WAMCL share the same Chief Compliance Officer, have substantially the same policies and procedures, operate as part of the same investment process, share the same back office and are largely operated as one firm that happens to have two locations.



     With the replacement of SBAM with WAMCO as sub-adviser, the name of the Relevant Funds were changed as follows, and are currently referred to by their new names:


------------------------------------------------------------ ---------------------------------------------------------

                      PRIOR FUND NAME                                             NEW FUND NAME

------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
JNL/Salomon Brothers High Yield Bond Fund                    JNL/Western High Yield Bond Fund
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
JNL/Salomon Brothers Strategic Bond Fund                     JNL/Western Strategic Bond Fund
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
JNL/Salomon Brothers U.S. Government & Quality Bond Fund     JNL/Western U.S. Government & Quality Bond Fund
------------------------------------------------------------ ---------------------------------------------------------

     No  changes  have  been  made  to  the  investment  objectives,   principal
investment strategies or advisory and sub-advisory fees.

     EXCEPT FOR THE EFFECTIVE DATE AND THE SUB-ADVISER, THE TERMS OF THE INVESTMENT SUB-ADVISORY AGREEMENT BETWEEN JNAM AND WAMCO FOR THE FUNDS REMAINS IDENTICAL. The Investment Sub-Advisory Agreement provides that it will remain in effect for its initial term and thereafter only so long as the Board of Trustees, including a majority of the Independent Trustees, specifically approves its continuance at least annually. The Investment Sub-Advisory Agreement can be terminated at any time, without the payment of any penalty on sixty days' written notice by the Trust or by Adviser, on ninety days' written notice by WAMCO. The agreement also terminates automatically in the event of its assignment or in the event that the Investment Sub-Advisory Agreement between the Manager and the Fund is assigned or terminated for any other reason.

     The Investment Sub-Advisory Agreement generally provides that WAMCO, its officers, directors, employees, agents or affiliates will not be subject to any liability to JNAM or the Fund or their directors, officers, employees, agents or affiliates for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of WAMCO's duties under the Investment Sub-Advisory Agreement, except for a loss resulting from willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the Investment Sub-Advisory Agreement.

     The management fees for the Funds remain unchanged.



                        JNL/WESTERN HIGH YIELD BOND FUND


            ADVISORY RATES BEFORE AND AFTER THE CHANGE IN SUB-ADVISER


                 NET ASSETS                                   RATE

                 $0 to $50 million                            .55%
                 $50 million to $150 million                  .50%
                 $150 million to $300 million                .475%
                 $300 million to $500 million                 .45%
                 Over $500 million                           .425%

                             JNL/WESTERN STRATEGIC BOND FUND


            ADVISORY RATES BEFORE AND AFTER THE CHANGE IN SUB-ADVISER



                 NET ASSETS                                  RATE

                 $0 to $150 million                          .65%
                 $150 million to $500 million                .60%
                 Over $500 million                           .55%


                      JNL/WESTERN U. S. GOVERNMENT & QUALITY BOND FUND


                  ADVISORY RATES BEFORE AND AFTER THE CHANGE IN SUB-ADVISER



                 NET ASSETS                                  RATE

                 $0 to $150 million                          .50%
                 $150 million to $300 million                .45%
                 $300 million to $500 million                .40%
                 Over $500 million                           .35%

     Under the Investment Sub-Advisory Agreement between the Manager and WAMCO with respect to the Funds, the sub-advisory fees have not changed. WAMCO is paid a sub-advisory fee equal to a percentage of each Fund's average daily net assets based on the following schedule:


                              JNL/WESTERN HIGH YIELD BOND FUND

                 SUB-ADVISORY RATES BEFORE AND AFTER THE CHANGE IN SUB-ADVISER

                 AVERAGE DAILY                               ANNUAL
                 NET ASSETS                                  RATE

                 0 to $50 Million:                           .35%
                 $50 Million to $100 Million:                .30%
                 Amounts over $100 Million:                  .25%



                               JNL/WESTERN STRATEGIC BOND FUND

                 SUB-ADVISORY RATES BEFORE AND AFTER THE CHANGE IN SUB-ADVISER

                 AVERAGE DAILY                               ANNUAL
                 NET ASSETS                                  RATE

                 0 to $50 Million:                           .375%
                 $50 Million to $150 Million:                .350%
                 $150 Million to $300 Million:               .300%
                 $300 Million to $500 Million:               .300%
                 Amounts over $500 Million:                  .250%

                         JNL/WESTERN U. S. GOVERNMENT & QUALITY BOND FUND

                 SUB-ADVISORY RATES BEFORE AND AFTER THE CHANGE IN SUB-ADVISER

                 AVERAGE DAILY                               ANNUAL
                 NET ASSETS                                  RATE

                 0 to $50 Million:                           .225%
                 $50 Million to $150 Million:                .225%
                 $150 Million to $300 Million:               .175%
                 $300 Million to $500 Million:               .150%
                 Amounts over $500 Million:                  .100%

     The following table sets forth the aggregate amount of management fees paid by each Fund to JNAM for the period ended December 31, 2005. THE AGGREGATE AMOUNT OF MANAGEMENT FEES TO BE PAID TO JNAM ARE NOT EXPECTED TO CHANGE AS A RESULT OF THE CHANGE OF SUB-ADVISERS, BECAUSE THE MANAGEMENT FEE RATE IS NOT SCHEDULED TO CHANGE.


          FUND NAME                                          ACTUAL FEES

          JNL/Western High Yield Bond Fund                   $1,338,771
          JNL/Western Strategic Bond Fund                    $1,788,976
          JNL/Western U.S. Government & Quality Bond Fund    $997,312

     The management fee for the Fund did not change as a result of the completion of the transaction. For the year ended December 31, 2005, SBAM received $759,302 in sub-advisory fees with respect to the Salomon Funds.

III. DESCRIPTION AND CONTROL OF WAMCO AND WAMCL

     WAMCO, with principal offices at 385 East Colorado Boulevard, Pasadena, California, 91101, is a California corporation with sister company offices in many locations around the world, including London and Singapore. WAMCO specializes in fixed income investment management for institutional investors.

     WAMCO or its predecessor organizations have provided investment management services since 1971. As of December 31, 2005, WAMCO had investment management authority with respect to approximately $187 billion in assets.

     As the Adviser to the Fund, WAMCO provides the Fund with investment research, advice and supervision and manages the Fund's securities consistent with its investment objective and policies, including the purchase, retention and disposition of securities, as set forth in the Fund's current Prospectus. The principal risks of investing in the Fund are listed in the Fund's Prospectus under each WAMCO Fund's heading "Principal Risks of Investing in the Fund".

     WAMCL, with principal offices at 10 Exchange Square, Primrose Street, London, England EC2A-2EN, is a United Kingdom corporation. As sub-sub-adviser to the Fund, WAMCL works with WAMCO to provide certain sub-advisory services primarily relating to currency transactions and investments in non-dollar-denominated debt securities for the benefit of the Fund. WAMCL primarily acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. Total assets under management by WAMCL were approximately $61 billion as of December 31, 2005.

     WAMCO and WAMCL are wholly-owned subsidiaries of Legg Mason.

JNL/WESTERN HIGH YIELD BOND FUND

     A team of investment professionals at Western Asset Management Company, led by Chief Investment Officer S. Kenneth Leech, Deputy Chief Investment Officer Stephen A. Walsh and Portfolio Managers Michael C. Buchanan, Timoty J. Settel and Ian R. Edmonds manages the Fund's assets.

     Messrs. Leech and Walsh have each served as portfolio managers for Western Asset for over 10 years. Prior to joining Western Asset as a portfolio manager and head of the U.S. High Yield team in 2005, Mr. Buchanan was a Managing Director and head of U.S. Credit Products at Credit Suisse Asset Management from 2003 to 2005. Mr. Buchanan served as Executive Vice President and portfolio manager for Janus Capital Management in 2003. Prior to joining Janus Capital Management, Mr. Buchanan was a Managing Director and head of High Yield Trading at Blackrock Financial Management from 1998 to 2003. Mr. Edmonds and Mr. Settel are currently employed as portfolio managers and have been employed as research analysts for Western Asset or an affiliate for the past five years.

     The Fund is managed by a team of portfolio managers, sector specialists and other investment professionals. Mr. Leech and Mr. Walsh serve as co-team leaders responsible for day-to-day strategic oversight of the fund's investments and for supervising the day-to-day operations of the various sector specialist teams dedicated to the specific asset classes in which the fund invests. Messrs. Buchanan, Settel and Edmonds are responsible for portfolio structure, including sector allocation, duration weighting and term structure decisions.

JNL/WESTERN STRATEGIC BOND FUND

     A team of investment professionals at WAMCO, led by Chief Investment Officer S. Kenneth Leech, Deputy Chief Investment Officer Stephen A. Walsh and Portfolio Managers Keith J. Gardner, Michael C. Buchanan, and Detlev S. Schlichter manages the Fund's assets.

     Messrs. Leech, Walsh and Gardner have each served as portfolio managers for Western Asset for over 10 years. Prior to joining Western Asset as a portfolio manager and head of the U.S. High Yield team in 2005, Mr. Buchanan was a Managing Director and head of U.S. Credit Products at Credit Suisse Asset Management from 2003 to 2005. Mr. Buchanan served as Executive Vice President and portfolio manager for Janus Capital Management in 2003. Prior to joining Janus Capital Management, Mr. Buchanan was a Managing Director and head of High Yield Trading at Blackrock Financial Management from 1998 to 2003. Mr. Schlichter joined Western Asset Management Company Limited as a Portfolio Manager in December 2001. Prior to that he was the Director of European Bond Team, Merrill Lynch Investment Managers, 1998-2001.

     The Fund is managed by a team of portfolio managers, sector specialists and other investment professionals. Mr. Leech and Mr. Walsh serve as co-team leaders responsible for day-to-day strategic oversight of the fund's investments and for supervising the day-to-day operations of the various sector specialist teams dedicated to the specific asset classes in which the fund invests. Messrs. Gardner, Buchanan and Schlichter are responsible for portfolio structure, including sector allocation, duration weighting and term structure decisions.

JNL/WESTERN U.S. GOVERNMENT & QUALITY BOND FUND

     A team of investment professionals at WAMCO, led by Chief Investment Officer S. Kenneth Leech, Deputy Chief Investment Officer Stephen A. Walsh and Portfolio Managers Edward A. Moody, Carl L. Eichstaedt and Mark Lindbloom manages the Fund's assets.

     Messrs. Leech and Walsh have each served as portfolio managers for Western Asset for over 10 years. Messrs. Moody and Eichstaedt have been employed as portfolio managers for Western Asset for the past five years. Mr. Lindbloom joined Western Asset in 2006. Prior to this, Mr. Lindbloom was a managing director of Salomon Brothers Asset Management Inc and a senior portfolio manager responsible for managing its Mortgage/Corporate Group and was associated with Citigroup Inc. or its predecessor companies since 1986.

     The Fund is managed by a team of portfolio managers, sector specialists and other investment professionals. Mr. Leech and Mr. Walsh serve as co-team leaders responsible for day-to-day strategic oversight of the fund's investments and for supervising the day-to-day operations of the various sector specialist teams dedicated to the specific asset classes in which the fund invests. Messrs. Moody, Eichstaedt and Lindbloom are responsible for portfolio structure, including sector allocation, duration weighting and term structure decisions.

     For information regarding the principal executive officers and directors of WAMCO and WAMCL, see Exhibit A hereto.

IV.  OTHER INVESTMENT COMPANIES ADVISED BY WAMCO AND WAMCL

     WAMCO and WAMCL currently acts as adviser or sub-adviser to the following other registered investment companies having similar investment objectives and policies to those of the Relevant Funds. The size of each of these funds and the rate of WAMCO's compensation for each fund are as follows:

JNL/WESTERN HIGH YIELD BOND FUND

WAMCO/WAMCL

----------------------------------- ------------------ --------------------------------- ----------------------------------------
                                                                                              Schedule of Sub-Advisory Fees
----------------------------------- ------------------ --------------------------------- ----------------------------------------
----------------------------------- ------------------ --------------------------------- -------------------------- -------------
               Fund                    Net Assets                  Adviser                      Net Assets          Annual Rate
                                     (as of 12/31/05)

                                         ($ mil)
----------------------------------- ------------------ --------------------------------- -------------------------- -------------
----------------------------------- ------------------ --------------------------------- -------------------------- -------------
Western Asset High Yield Portfolio         445             Western Asset Management          All Asset Levels          0.50%
----------------------------------- ------------------ --------------------------------- -------------------------- -------------
----------------------------------- ------------------ --------------------------------- -------------------------- -------------
Consulting Group Capital Markets
Funds High Yield Investments               129             Western Asset Management          All Asset Levels          0.30%
----------------------------------- ------------------ --------------------------------- -------------------------- -------------
----------------------------------- ------------------ --------------------------------- -------------------------- -------------
Legg Mason High Yield Portfolio            169             Western Asset Management          All Asset Levels          0.50%
----------------------------------- ------------------ --------------------------------- -------------------------- -------------

JNL/WESTERN STRATEGIC BOND FUND

WAMCO/WAMCL

----------------------------------- ------------------ --------------------------------- ----------------------------------------
                                                                                              Schedule of Sub-Advisory Fees
----------------------------------- ------------------ --------------------------------- ----------------------------------------
----------------------------------- ------------------ --------------------------------- --------------------------- ------------
               Fund                    Net Assets                  Adviser                       Net Assets          Annual Rate
                                     (as of 12/31/05)

                                         ($ mil)
----------------------------------- ------------------ --------------------------------- --------------------------- ------------
----------------------------------- ------------------ --------------------------------- --------------------------- ------------
                                                                                         First $500,000,000
                                                                                         Next $500,000,000           45.0 bps
                                                                                         Amounts over                42.5
Western Asset Core Plus Portfolio         6,659            Western Asset Management      $1,000,000,000              40.0
----------------------------------- ------------------ --------------------------------- --------------------------- ------------
----------------------------------- ------------------ --------------------------------- --------------------------- ------------

SEI Institutional Managed Trust,
Core Fixed Income Fund                    1,635            Western Asset Management      All Asset Levels            .12
----------------------------------- ------------------ --------------------------------- --------------------------- ------------
----------------------------------- ------------------ --------------------------------- --------------------------- ------------
                                                                                         On the first $100M          .30
The Preferred Fixed Income Fund            401             Western Asset Management      On the balance              .15
----------------------------------- ------------------ --------------------------------- --------------------------- ------------
----------------------------------- ------------------ --------------------------------- --------------------------- ------------
Wilshire VIT Fixed Income Fund             63              Western Asset Management      All Asset Levels            .20
----------------------------------- ------------------ --------------------------------- --------------------------- ------------
----------------------------------- ------------------ --------------------------------- --------------------------- ------------
AB Funds Trust, AB                                                                       On the first $25M           .50
Medium-Duration Fund                       436             Western Asset Management      On the balance              .15
----------------------------------- ------------------ --------------------------------- --------------------------- ------------
----------------------------------- ------------------ --------------------------------- --------------------------- ------------
                                                                                         On the first $100M          .30
MassMutual Strategic Balanced Fund         85              Western Asset Management      On the balance              .15
----------------------------------- ------------------ --------------------------------- --------------------------- ------------
----------------------------------- ------------------ --------------------------------- --------------------------- ------------
MassMutual Select Strategic Bond                                                         On the first $100M          .30
Fund                                       147             Western Asset Management      On the balance              .15
----------------------------------- ------------------ --------------------------------- --------------------------- ------------
----------------------------------- ------------------ --------------------------------- --------------------------- ------------
AssetMark Core Plus Fixed Income           283             Western Asset Management      On the first $100M          .30
Fund                                                                                     On the next $900M           .15
                                                                                         On the balance              .125
----------------------------------- ------------------ --------------------------------- --------------------------- ------------
----------------------------------- ------------------ --------------------------------- --------------------------- ------------
Diversified Investors Total                70              Western Asset Management      On the first $100M          .30
Return Bond Fund                                                                         On the balance              .15
----------------------------------- ------------------ --------------------------------- --------------------------- ------------
----------------------------------- ------------------ --------------------------------- --------------------------- ------------
Diversified Investors Balanced                                                           On the first $100M          .30
Fund                                       145             Western Asset Management      On the balance              .15
----------------------------------- ------------------ --------------------------------- --------------------------- ------------
----------------------------------- ------------------ --------------------------------- --------------------------- ------------
Mercer Global Investments Core             81              Western Asset Management      On the first $100M          .30
Opportunistic Fixed Income Fund                                                          On the next $400M           .20
                                                                                         On the balance              .15

----------------------------------- ------------------ --------------------------------- --------------------------- ------------

JNL/WESTERN U.S. GOVERNMENT & QUALITY BOND FUND

WAMCO/WAMCL

----------------------------------- ------------------ --------------------------------- ----------------------------------------
                                                                                              Schedule of Sub-Advisory Fees
----------------------------------- ------------------ --------------------------------- ----------------------------------------
----------------------------------- ------------------ --------------------------------- -------------------------- -------------
               Fund                    Net Assets                  Adviser                      Net Assets          Annual Rate
                                     (as of 12/31/05)

                                         ($ mil)
----------------------------------- ------------------ --------------------------------- -------------------------- -------------
----------------------------------- ------------------ --------------------------------- -------------------------- -------------

Western Asset Limited Duration
Bond Portfolio                             66              Western Asset Management          All Asset Levels           .35

----------------------------------- ------------------ --------------------------------- -------------------------- -------------
----------------------------------- ------------------ --------------------------------- -------------------------- -------------

Legg Mason Limited Duration Bond           237             Western Asset Management          All Asset Levels           .20
Portfolio

----------------------------------- ------------------ --------------------------------- -------------------------- -------------

V.   ADDITIONAL INFORMATION

OWNERSHIP OF THE TRUST


     As of May 11, 2006, there were issued and outstanding the following number of shares for the Fund:


----------------------------------------------------------------------------- ----------------------------------------
FUND

                                                                              SHARES OUTSTANDING
----------------------------------------------------------------------------- ----------------------------------------
----------------------------------------------------------------------------- ----------------------------------------

                                                                              37,302,367.139
JNL/Western High Yield Bond Fund (Class A)
----------------------------------------------------------------------------- ----------------------------------------
----------------------------------------------------------------------------- ----------------------------------------

JNL/Western High Yield Bond Fund (Class B)                                    26,572.869
----------------------------------------------------------------------------- ----------------------------------------
----------------------------------------------------------------------------- ----------------------------------------

JNL/Western Strategic Bond Fund (Class A)                                     34,319,498.195
----------------------------------------------------------------------------- ----------------------------------------
----------------------------------------------------------------------------- ----------------------------------------

JNL/Western Strategic Bond Fund (Class B)                                     16,212.076
----------------------------------------------------------------------------- ----------------------------------------
----------------------------------------------------------------------------- ----------------------------------------

JNL/Western U.S. Government & Quality Bond Fund (Class A)                     20,074,491.205
----------------------------------------------------------------------------- ----------------------------------------
----------------------------------------------------------------------------- ----------------------------------------
                                                                              10,645.120
JNL/Western U.S. Government & Quality Bond Fund (Class B)
----------------------------------------------------------------------------- ----------------------------------------

     As of May 11, 2006, the officers and Trustees of the Trust, as a group, owned less than 1% of the then outstanding shares of the Fund.


     Because the shares of the Fund are sold only to Jackson National Life, Jackson National Life of NY, certain Funds organized as fund-of-funds (the JNL/S&P Funds), and certain qualified retirement plans, Jackson National Life, through its separate accounts, which hold shares in the Trust as funding vehicles for Variable Contracts, is the owner of record of substantially all of the shares of the Trust.


     As of May 11, 2006, the following persons beneficially owned more than 5% of the shares of the Fund indicated below:


------------------------------------- ---------------------------- ---------------------- ------------------

FUND                                  NAME AND ADDRESS             AMOUNT OF OWNERSHIP   PERCENTAGE OF
                                                                                         SHARES OWNED
------------------------------------- ---------------------------- ---------------------- ------------------
------------------------------------- ---------------------------- ---------------------- ------------------
JNL/WESTERN HIGH YIELD BOND FUND -
CLASS A
------------------------------------- ---------------------------- ---------------------- ------------------
------------------------------------- ---------------------------- ---------------------- ------------------
                                      Attn: Mark Nerud
JNL/S&P Managed Moderate Growth Fund  225 W. Wacker Drive          3,543,601.372          9.50%
                                      Suite 1200
                                      Chicago, Illinois 60606
------------------------------------- ---------------------------- ---------------------- ------------------
------------------------------------- ---------------------------- ---------------------- ------------------

------------------------------------- ---------------------------- ---------------------- ------------------
------------------------------------- ---------------------------- ---------------------- ------------------
JNL/WESTERN HIGH YIELD BOND FUND -
CLASS B
------------------------------------- ---------------------------- ---------------------- ------------------
------------------------------------- ---------------------------- ---------------------- ------------------
Jackson National Life Insurance       1 Corporate Way              13,051.252             49.11%
Company (seed money)                  Lansing, MI 48951
------------------------------------- ---------------------------- ---------------------- ------------------
------------------------------------- ---------------------------- ---------------------- ------------------

------------------------------------- ---------------------------- ---------------------- ------------------
------------------------------------- ---------------------------- ---------------------- ------------------
JNL/WESTERN STRATEGIC BOND FUND -
CLASS A
------------------------------------- ---------------------------- ---------------------- ------------------
------------------------------------- ---------------------------- ---------------------- ------------------
JNL/S&P Managed Moderate Growth Fund  Attn: Mark Nerud             6,212,250.452          18.10%
                                      225 W. Wacker Drive
                                      Suite 1200
                                      Chicago, Illinois 60606
------------------------------------- ---------------------------- ---------------------- ------------------
------------------------------------- ---------------------------- ---------------------- ------------------
JNL/S&P Managed Growth Fund           Attn: Mark Nerud             5,114,604.646          14.90%
                                      225 W. Wacker Drive
                                      Suite 1200
                                      Chicago, Illinois 60606
------------------------------------- ---------------------------- ---------------------- ------------------
------------------------------------- ---------------------------- ---------------------- ------------------
JNL/S&P Managed Moderate Fund         Attn: Mark Nerud             1,917,044.633          5.59%
                                      225 W. Wacker Drive
                                      Suite 1200
                                      Chicago, Illinois 60606
------------------------------------- ---------------------------- ---------------------- ------------------
------------------------------------- ---------------------------- ---------------------- ------------------

------------------------------------- ---------------------------- ---------------------- ------------------
------------------------------------- ---------------------------- ---------------------- ------------------
JNL/WESTERN STRATEGIC BOND FUND -
CLASS B
------------------------------------- ---------------------------- ---------------------- ------------------
------------------------------------- ---------------------------- ---------------------- ------------------
Jackson National Life Insurance       1 Corporate Way              9,131.191              56.32%
Company (seed money)                  Lansing, MI 48951
------------------------------------- ---------------------------- ---------------------- ------------------
------------------------------------- ---------------------------- ---------------------- ------------------

------------------------------------- ---------------------------- ---------------------- ------------------
------------------------------------- ---------------------------- ---------------------- ------------------
JNL/WESTERN U.S. GOVERNMENT &
QUALITY BOND FUND - CLASS A
------------------------------------- ---------------------------- ---------------------- ------------------
------------------------------------- ---------------------------- ---------------------- ------------------
JNL/S&P Managed Moderate Growth Fund  Attn: Mark Nerud             2,690,531.979          13.40%
                                      225 W. Wacker Drive
                                      Suite 1200
                                      Chicago, Illinois 60606
------------------------------------- ---------------------------- ---------------------- ------------------
------------------------------------- ---------------------------- ---------------------- ------------------

------------------------------------- ---------------------------- ---------------------- ------------------
------------------------------------- ---------------------------- ---------------------- ------------------
JNL/WESTERN U.S. GOVERNMENT &
QUALITY BOND FUND - CLASS B
------------------------------------- ---------------------------- ---------------------- ------------------
------------------------------------- ---------------------------- ---------------------- ------------------
Jackson National Life Insurance       1 Corporate Way              9,044.376              84.96%
Company (seed money)                  Lansing, MI 48951

------------------------------------- ---------------------------- ---------------------- ------------------

------------------------------------------------------------------------------------------------------------

     The S&P Funds noted above are Funds of the Trust. The address for the S&P Funds and Jackson National Life is 1 Corporate Way, Lansing, Michigan 48951.


     Persons who own Variable Contracts may be deemed to have an indirect beneficial interest in the Fund shares owned by the relevant Investment Divisions. As noted above, Contract owners have the right to give instructions to the insurance company shareholders as to how to vote the Fund shares attributable to their Variable Contracts. To the knowledge of management of the Trust, as of May 11, 2006, no person may be deemed to have an indirect beneficial interest totaling more than 25% of the voting securities of any Fund.

FUND TRANSACTIONS AND BROKERAGE

     Pursuant to the Sub-Advisory Agreement, the sub-adviser is responsible for placing all orders for the purchase and sale of portfolio securities of the Trust. Except as provided under the Trust's Directed Brokerage Guidelines, which are described below, the sub-advisers may place portfolio securities orders with broker-dealers selected in their discretion. The sub-advisers are obliged to place orders for the purchase and sale of securities with the objective of obtaining the most favorable overall results for the Trust ("best execution"), and each sub-adviser has adopted policies and procedures intended to assist it in fulfilling that obligation. In doing so, a Fund may pay higher commission rates than the lowest available when sub-adviser believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker-dealer effecting the transaction, as discussed below.

     The cost of securities transactions for each portfolio consist not only of brokerage commissions (for transactions in exchange-traded equities, over-the-counter equities, and certain derivative instruments) or dealer or underwriter spreads for other types of securities, but also may include the market price impact of the Funds' transactions. Bonds and money market instruments are generally traded on a net basis and do not normally involve brokerage commissions.

     Occasionally, securities may be purchased directly from the issuer. For securities traded primarily in the over-the-counter market, the sub-adviser may deal directly with dealers who make a market in the securities. Such dealers usually act as principals for their own account. Securities may also be purchased from various market centers.

     In selecting broker-dealers through which to effect transactions, each sub-adviser gives consideration to a number of factors described in its policy and procedures. The sub-advisers' policies and procedures generally include as factors for consideration such matters as price, confidentiality, broker-dealer spread or commission, if any, the reliability, integrity and financial condition of the broker-dealer, size of the transaction and difficulty of execution. Consideration of these factors by a sub-adviser, either in terms of a particular transaction or the sub-adviser's overall responsibilities with respect to the Trust and any other accounts managed by the sub-adviser, could result in the Trust paying a commission or spread on a transaction that is in excess of the amount of commission or spread another broker-dealer might have charged for executing the same transaction.

     Under the terms of the Sub-Advisory Agreements, and subject to best execution, the sub-advisers also expressly are permitted to give consideration to the value and quality of any "brokerage and research services" (as defined under Section 28(e) of the Securities Exchange Act of 1934, as amended), including securities research, statistical, quotation, or valuation services provided to the sub-adviser by the broker-dealer. In placing a purchase or sale order, a sub-adviser may use a broker-dealer whose commission in effecting the transaction is higher than that another broker-dealer might have charged for the same transaction if the sub-adviser determines in good faith that the amount of the higher commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the sub-adviser's overall responsibilities with respect to the Trust and any other accounts managed by the sub-adviser. Research services provided by broker-dealers include advice, either directly or through publications or writings, as to the value of securities, the advisability of purchasing or selling securities, the availability of securities or purchasers or sellers of securities, and analyses and reports concerning issuers, industries, securities, economic factors and trends and portfolio strategy. Research services provided by broker-dealers through which the sub-adviser effects Fund transactions may be used by the sub-adviser in serving any or all of its accounts, and not all such services may be used by the sub-adviser in connection with the sub-advisers' services to the Trust.

     Where new issues of securities are purchased by a Fund in underwritten fixed price offerings, the underwriter or another selling group member may provide research services to a sub-adviser in addition to selling the securities to the Fund or other advisory clients of the sub-adviser.

     Pursuant to the Trust's Directed Brokerage Guidelines, the Trust is authorized to enter into agreements or arrangements pursuant to which the Trust may direct Jackson National Asset Management, LLC, ("JNAM"), in its capacity as the Trust's investment adviser, and each of the sub-advisers retained by JNAM (and approved by the Trust) to manage certain of the Funds (each a
"Sub-Adviser"), acting as agents for the Trust or its Funds to execute orders for the purchase or sale of portfolio securities with broker-dealers that have agreed to direct a portion of the brokerage commissions paid by the Funds back to the Funds.

     In addition, in selecting broker-dealers to execute orders for the purchase or sale of portfolio securities for a Fund, JNAM and Sub-Advisers, may not take into account the broker-dealers' promotion or sale of variable contracts that invest in Fund shares. The Trust, JNAM, the Sub-Advisers and Jackson National Life Distributors, Inc., the principal underwriter for the Trust, may not enter into any agreement (whether oral or written) or other understanding under which the Trust directs or is expected to direct to a broker-dealer, in consideration for the promotion or sale of shares issued by the Trust or any other registered investment company, portfolio securities transactions, or any remuneration, including but not limited to any commission, mark-up, mark-down, or other fee (or portion thereof) received or to be received from the Trust's portfolio transactions effected through any other broker-dealer.

     From time to time the Board of Trustees will review whether the sub-adviser's recapture for the benefit of the Funds of some portion of the compensation paid by the Fund on the portfolio transactions is legally permissible and advisable. The Board of Trustees intend to continue to review whether recapture opportunities are legally permissible and, if so, to determine in the exercise of their business judgment whether it would be advisable for the Funds to participate, or continue to participate, in the commission recapture program.

     Portfolio transactions for a Fund may be executed on an agency basis through broker-dealers that are affiliated with the Trust, the Adviser or a sub-adviser, if, in the sub-adviser's judgment, the use of such affiliated broker-dealer is likely to result in price and execution at least as favorable as those of other qualified broker-dealers, and if, in the transaction, the affiliated broker-dealer charges the Fund a commission rate consistent with those charged by the affiliated broker-dealer to comparable unaffiliated customers in similar transactions. All transactions with affiliated broker-dealers must comply with Rule 17e-1 under the 1940 Act, and are reported to and reviewed by the Trustees on a regular basis.

     Subject to compliance with Rule 10f-3 under the 1940 Act, sub-advisers are permitted to purchase securities from an underwriting syndicate in which an affiliate of the sub-adviser is a member. All such transactions are reported to and reviewed by the Trustees on a regular basis.

     Subject to compliance with Rule 17a-7 under the 1940 Act, sub-advisers are permitted to cause a Fund to purchase securities from or sell securities to another account, including another investment company, advised by the sub-adviser. All such transactions are reported to and reviewed by the Trustees on a regular basis.

     There are occasions when portfolio transactions for a Fund are executed as part of concurrent authorizations to purchase or sell the same security for the Fund and for other accounts served by the Adviser or a sub-adviser, or an affiliated company. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to the Fund, they are effected only when the Adviser or the sub-adviser believes that to do so is in the interest of the Fund and the other accounts participating. When such concurrent authorizations occur the executions will be allocated in an equitable manner.

VI.  OTHER MATTERS

     The Trust will furnish, without charge, a copy of the Trust's annual report for the fiscal year ended December 31, 2005, a copy of the Trust's semi-annual report for the period ended June 30, 2005, or a copy of the Trust's prospectus and Statement of Additional Information to any shareholder upon request. To obtain a copy, please call 1-800-766-4683 (Annuity and Life Service Center), 1-800-599-5651 (NY Annuity and Life Service Center), 1-800-777-7779 (for contracts purchased through a bank or financial institution) or 1-888-464-7779 (for NY contracts purchased through a bank or financial institution), write JNL Series Trust, P.O. Box 378002, Denver, Colorado 80237-8002 or by visit WWW.JNL.COM or WWW.JNLNY.COM.

     JNAM, the investment adviser to the Trust, is located at 1 Corporate Way, Lansing, Michigan 48951. JNAM is a wholly-owned subsidiary of Jackson National Life, which, in turn, is wholly owned by Prudential plc, a publicly traded life insurance company in the United Kingdom. Prudential plc is not affiliated with Prudential Financial Inc. JNAM also serves as the Trust's Administrator. JNLD, an affiliate of the Trust and the Adviser, is principal underwriter for the Trust and a wholly-owned subsidiary of Jackson National Life. JNLD is located at 8055 E. Tufts Avenue, Denver, Colorado 80237.

     The Trust is not required to hold annual meetings of shareholders and, therefore, it cannot be determined when the next meeting of shareholders will be held. Shareholder proposals to be presented at any future meeting of shareholders of the Trust must be received by the Trust at a reasonable time before the Trust's solicitation of proxies for that meeting in order for such proposals to be considered for inclusion in the proxy materials related to that meeting.

     The cost of the preparation, printing and distribution of this Information Statement will be paid by SBAM.

                                    EXHIBIT A

               EXECUTIVE OFFICERS AND PARTNERS OF WAMCO AND WAMCL

                                     WAMCO

                               Bruce D. Alberts
                             James W. Hirschmann
                               Kenneth S. Leech
                              Gregory B. McShea
                                 Peter L. Bain
                                Gavin L. James
                               Stephen A. Walsh
                                Michael N. Even

              ADDRESS: 385 E. Colorado Boulevard, Pasadena, CA 91101


                                     WAMCL

                              James W. Hirschmann
                                 Edward A. Taber
                               Suzanne Taylor-King
                                Michael B. Zelouf
                                  Peter L. Bain

              ADDRESS: 10 Exchange Square, Primrose Street, London EC2A 2EN

                                    EXHIBIT B

       SUB-ADVISORY AGREEMENT BETWEEN JACKSON NATIONAL ASSET MANAGEMENT,
                    LLC AND WESTERN ASSET MANAGEMENT COMPANY

                        INVESTMENT SUB-ADVISORY AGREEMENT

     This AGREEMENT is effective this 1st day of May, 2006, by and between JACKSON NATIONAL ASSET MANAGEMENT, LLC, a Michigan limited liability company and registered investment adviser ("Adviser"), and WESTERN ASSET MANAGEMENT COMPANY, a California corporation and registered investment adviser ("Sub-Adviser").

     WHEREAS, Adviser is the investment manager for the JNL Series Trust (the "Trust"), an open-end management investment company registered under the Investment Company Act of 1940, as amended ("1940 Act"); and

     WHEREAS, Adviser desires to retain Sub-Adviser as Adviser's agent to furnish investment advisory services to the investment portfolios of the Trust listed on Schedule A hereto (each a "Fund" and collectively the "Funds").

     NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

     1. APPOINTMENT. Adviser hereby appoints Sub-Adviser to provide certain sub-investment advisory services to the Funds for the period and on the terms set forth in this Agreement. Sub-Adviser accepts such appointments and agrees to furnish the services herein set forth for the compensation herein provided.

     2. DELIVERY OF DOCUMENTS. Adviser has or will furnish Sub-Adviser with copies properly certified or authenticated of each of the following:

          (a) the Trust's Agreement and Declaration of Trust, as filed with the Secretary of State of The Commonwealth of Massachusetts on June 1, 1994, and all amendments thereto or restatements thereof (such Declaration, as presently in effect and as it shall from time to time be amended or restated, is herein called the "Declaration of Trust");

          (b)  the Trust's By-Laws and amendments thereto;

          (c) resolutions of the Trust's Board of Trustees authorizing the appointment of Sub-Adviser and approving this Agreement;

          (d) the Trust's Notification of Registration on Form N-8A under the 1940 Act as filed with the Securities and Exchange Commission (the "SEC") and all amendments thereto;

          (e) the Trust's Registration Statement on Form N-1A under the Securities Act of 1933, as amended ("1933 Act") and under the 1940 Act as filed with the SEC and all amendments thereto insofar as such Registration Statement and such amendments relate to the Funds; and

          (f) the Trust's most recent prospectus and Statement of Additional Information for the Funds (collectively called the "Prospectus").

     Adviser will promptly furnish the Sub-Adviser from time to time with copies of all amendments of or supplements to the foregoing.

     3. MANAGEMENT. Subject always to the supervision of Trust's Board of Trustees and the Adviser, Sub-Adviser will establish an investment program in respect of, and make investment decisions for, all assets of the Funds and place all orders for the purchase and sale of securities, all on behalf of the Funds. In the performance of its duties, Sub-Adviser will undertake the duties to the Fund set forth below, and will monitor the Funds' investments, and will comply with the provisions of Trust's Declaration of Trust and By-Laws, as amended from time to time, the Trust's Registration Statement, as amended and filed with the SEC, and the stated investment objectives, policies and restrictions of the Funds. Sub-Adviser and Adviser will each make its officers and employees available to the other from time to time at reasonable times to review the investment policies of the Funds and to consult with each other regarding the investment affairs of the Funds. Sub-Adviser will report from time to time as reasonably requested to the Board of Trustees and to Adviser with respect to the implementation of such program. Sub-Adviser is responsible for compliance with the provisions of Section 817(h) of the Internal Revenue Code of 1986, as amended, applicable to the Funds.

     The Sub-Adviser may execute all documents and agreements with brokers and dealers, including brokerage agreement, clearing agreements, account documentation, swap agreements, other investment related agreements, and any other agreements, documents, or instruments the Sub-Adviser believes are appropriate or desirable in performing its duties under this Agreement, for the purposes of managing the Funds provided that the Sub-Adviser does not contravene the Prospectus, investment guidelines, or other applicable Fund requirements or limitations.

          The  Sub-Adviser further agrees that it:

          (a) will use the same skill and care in providing such services as it uses in providing services to other fiduciary accounts for which it has investment responsibilities;

          (b) will conform with all applicable Rules and Regulations of the Securities and Exchange Commission in all material respects and in addition will conduct its activities under this Agreement in all matters and respects in accordance with any applicable regulations of any governmental authority pertaining to its investment advisory activities;

          (c) will place orders pursuant to its investment determinations for the Funds either directly with the issuer or with any broker or dealer. In placing orders with brokers and dealers, the Sub-Adviser will attempt to obtain the best combination of prompt execution of orders in an effective manner and at the most favorable price. Consistent with this obligation, when the execution and price offered by two or more brokers or dealers are comparable Sub-Adviser may, in its discretion, purchase and sell portfolio securities to and from brokers and dealers who provide the Sub-Adviser with research advice and other services. In no instance will portfolio securities be purchased from or sold to the Adviser, Sub-Adviser or any entity which to the knowledge of the Adviser or Sub-Adviser is an affiliated person of either the Trust, Adviser, or Sub-Adviser, except as may be permitted under the 1940 Act;

          (d) will report regularly to Adviser and to the Board of Trustees and will make appropriate persons available for the purpose of reviewing with representatives of Adviser and the Board of Trustees on regular basis at reasonable times the management of the Funds, including, without limitation, review of the general investment strategies of the Funds, the performance of the Funds in relation to standard industry indices, interest rate considerations and general conditions affecting the marketplace and will provide various other reports from time to time as reasonably requested by Adviser;

          (e) will prepare and maintain such books and records with respect to the Funds' securities transactions and will furnish Adviser and Trust's Board of Trustees such periodic and special reports as the Board or Adviser may reasonably request;

          (f) will treat confidentially and as proprietary information of Trust all such records and other information relative to Trust maintained by the Sub-Adviser, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by Trust, which approval shall not be unreasonably withheld and may not be withheld where the Sub-Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by Trust;

          (g) will receive the research and recommendations of Adviser with respect to the investment and reinvestment of the assets of the Funds.

     4. EXPENSES. During the term of this Agreement, Sub-Adviser, at its expense, will furnish (i) all necessary investment and management facilities, including salaries of personnel required for it to execute its duties and (ii) administrative facilities, including bookkeeping, clerical personnel and equipment necessary for the efficient conduct of the investment affairs of the Funds as set forth in this Agreement.

     5. BOOKS AND RECORDS. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records which it maintains for the Trust are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust's request. Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act.

     6. COMPENSATION. For the services provided and the expenses assumed pursuant to this Agreement, Adviser will pay the Sub-Adviser, and the Sub-Adviser agrees to accept as full compensation therefor, a sub-advisory fee, accrued daily and payable monthly, in accordance with Schedule B hereto. From time to time, the Sub-Adviser may agree to waive or reduce some or all of the compensation to which it is entitled under this Agreement.

     7. SERVICES TO OTHERS. Adviser understands, and has advised the Trust's Board of Trustees, that Sub-Adviser now acts, or may in the future act, as an investment adviser to fiduciary and other managed accounts, and as investment adviser or sub-investment adviser to other investment companies. Adviser has no objection to Sub-Adviser acting in such capacities, provided that whenever the Funds and one or more other investment advisory clients of Sub-Adviser have available funds for investment, investments suitable and appropriate for each will be allocated in a manner believed by Sub-Adviser to be equitable to each, but Sub-Adviser cannot assure, and assumes no responsibility for equality among all accounts and customers. Sub-Adviser shall be permitted to bunch or aggregate orders for the Fund(s) with orders for other funds and accounts, and transactions in such securities will be made insofar as feasible, for all funds and accounts in a manner deemed equitable to all. Adviser recognizes, and has advised Trust's Board of Trustees, that in some cases this procedure may adversely affect the size of the position or price that the participating Fund(s) may obtain in a particular security. In addition, Adviser understands, and has advised Trust's Board of Trustees, that the persons employed by Sub-Adviser to assist in Sub-Adviser's duties under this Agreement will not devote their full time to such service and nothing contained in this Agreement will be deemed to limit or restrict the right of Sub-Adviser or any of its affiliates to engage in and devote time and attention to other businesses or to render services of whatever kind or nature.

     By reason of the Sub-Adviser's investment advisory activities and the investment banking and other activities of its affiliates, the Sub-Adviser may acquire confidential information or be restricted from initiating transactions in certain securities. The Adviser acknowledges and agrees that the Sub-Adviser will not be free to divulge to the Adviser, or to act upon, any such confidential information with respect to the Sub-Adviser's performance of this Agreement and that, due to such a restriction, the Sub-Adviser may not initiate a transaction the Sub-Adviser otherwise might have initiated.

     8. LIMITATION OF LIABILITY. Adviser will not take any action against Sub-Adviser to hold Sub-Adviser liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of Sub-Adviser's duties under this Agreement, except for a loss resulting from Sub-Adviser's willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

     9. INDEMNIFICATION. Adviser and the Sub-Adviser each agree to indemnify the other against any claim against, loss or liability to such other party (including reasonable attorneys' fees) arising out of any action on the part of the indemnifying party which constitutes willful misfeasance, bad faith or gross negligence.

     10. DURATION AND TERMINATION. This Agreement will become effective upon execution and, unless sooner terminated as provided herein, will continue in effect for two years from such date.

     Thereafter, if not terminated as to a Fund, this Agreement will continue in effect as to a Fund for successive periods of 12 months, PROVIDED that such continuation is specifically approved at least annually by the Trust's Board of Trustees or by vote of a majority of the outstanding voting securities of such Fund. Notwithstanding the foregoing, this Agreement may be terminated as to the Fund at any time, without the payment of any penalty, on sixty days' written notice by the Trust or by Adviser or on ninety days' written notice by the Sub-Adviser. This Agreement will immediately terminate in the event of its assignment. (As used in this Agreement, the terms "majority of the outstanding voting securities", "interested persons" and "assignment" have the same meaning of such terms in the 1940 Act.)

     11. AMENDMENT OF THIS AGREEMENT. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

     12. NOTICE. Any notice under this Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party at such address as such other party may designate for the receipt of such notice.

     13. MISCELLANEOUS. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement is held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement will be binding upon and shall inure to the benefit of the parties hereto.

     The name "JNL Series Trust" and "Trustees of JNL Series Trust" refer respectively to the Trust created by, and the Trustees, as trustees but not individually or personally, acting from time to time under the Declaration of Trust, to which reference is hereby made and a copy of which is on file at the office of the Secretary of State of the Commonwealth of Massachusetts and elsewhere as required by law, and to any and all amendments thereto so filed or hereafter filed. The obligations of the "JNL Series Trust" entered in the name or on behalf thereof by any of the Trustees, representatives or agents are made not individually but only in such capacities and are not binding upon any of the Trustees, Shareholders or representatives of Trust personally, but bind only the assets of Trust, and persons dealing with the Fund must look solely to the assets of Trust belonging to such Fund for the enforcement of any claims against Trust.

     14. APPLICABLE LAW. This Agreement shall be construed in accordance with applicable federal law and the laws of the State of Michigan.

     15. PROPRIETARY RIGHTS. Adviser agrees and acknowledges that Sub-Adviser is the sole owner of the name and mark "Western Asset Management Company" and that all use of any designation comprised in whole or part of Western Asset Management Company under this Agreement shall inure to the benefit of Sub-Adviser. The Sub-Adviser hereby authorizes the use of the name and mark Western Asset Management Company as set forth in Schedule A on behalf of the Funds. Adviser shall not, and Adviser shall use its best efforts to cause the Funds not to, without the prior written consent of Sub-Adviser, make representations regarding Sub-Adviser in any disclosure document, advertisement or sales literature or other materials promoting the Funds. Upon expiration or termination of this Agreement for any reason, Adviser shall as promptly as practicable cause the Funds to cease, all use of any designation comprised in whole or in part of Western Asset Management Company as soon as reasonably practicable.

IN WITNESS WHEREOF, the Adviser and the Sub-Adviser have caused this Agreement to be executed as of this 1st day of May 2006.


                                     JACKSON NATIONAL ASSET MANAGEMENT, LLC

                                     By:     /S/ ANDREW B. HOPPING
                                     -----------------------------------------


                                     Name:   ANDREW B. HOPPING
                                     ---------------------------------------

                                     Title:  PRESIDENT
                                     -----------------------------------------


                                     WESTERN ASSET MANAGEMENT COMPANY

                                     By:     /S/ KEVIN EHRLICH

                                     Name:   KEVIN EHRLICH

                                     Title:  MANAGER, REGULATORY AFFAIRS

                                   SCHEDULE A
                                DATED MAY 1, 2006

                                     (Funds)

                        JNL/Western High Yield Bond Fund
                         JNL/Western Strategic Bond Fund
                JNL/Western U. S. Government & Quality Bond Fund

                                   SCHEDULE B
                                DATED MAY 1, 2006

                                 (Compensation)

                        JNL/WESTERN HIGH YIELD BOND FUND

                           Average Daily Net Assets           Annual Rate

                           0 to $50 Million:                  .35%
                           $50 Million to $100 Million:       .30%
                           Amounts over $100 Million:         .25%

                         JNL/WESTERN STRATEGIC BOND FUND

                           Average Daily Net Assets           Annual Rate

                           0 to $50 Million:                  .375%
                           $50 Million to $150 Million:       .350%
                           $150 Million to $500 Million:      .300%
                           Amounts over $500 Million:.250%

                JNL/WESTERN U. S. GOVERNMENT & QUALITY BOND FUND

                           Average Daily Net Assets           Annual Rate

                           0 to $150 Million:                 .225%
                           $150 Million to $300 Million:      .175%
                           $300 Million to $500 Million:      .150%
                           Amounts over $500 Million:         .100%

                                    EXHIBIT C

      SUB-SUB-ADVISORY AGREEMENT BETWEEN WESTERN ASSET MANAGEMENT COMPANY
                  AND WESTERN ASSET MANAGEMENT COMPANY LIMITED

                      INVESTMENT SUB-SUB-ADVISORY AGREEMENT


     This Agreement is made and entered into this 1st day of May 2006, by and among Western Asset Management Company, a California corporation and registered investment adviser (the "Sub-Adviser"), and Western Asset Management Company Limited, a corporation organized under the laws of the United Kingdom and registered investment adviser (the "Sub-Sub-Adviser"), each, a "party."

                                    RECITALS

     WHEREAS, the JNL/Western Strategic Bond Fund (the "Fund") is a series portfolio of the JNL Series Trust (the "Trust"), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified management investment company; and

     WHEREAS, the Jackson National Asset Management, LLC (the "Adviser") and Sub-Adviser are parties to a certain Investment Sub-Advisory Agreement, dated May 1, 2006, pursuant to which the Sub-Adviser acts as the investment manager with respect to certain series portfolios of the Trust, including the Fund; and

     WHEREAS, the Sub-Adviser desires to retain the Sub-Sub-Adviser to provide certain investment management services with respect to the Fund upon the terms and conditions set forth below; and

     WHEREAS, the Board of Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust, as determined in accordance with the 1940 Act (the "disinterested Trustees"), have approved the retention of the Sub-Adviser to provide the investment management services contemplated herein;

     NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. APPOINTMENT. The Sub-Adviser hereby appoints the Sub-Sub-Adviser to act as a discretionary investment manager with respect to the Fund for the period and pursuant to the terms and conditions set forth herein. The Sub-Sub-Adviser accepts such appointment and agrees to provide the services contemplated herein, pursuant to the terms and conditions set forth and for the compensation described herein.

2.   DUTIES OF SUB-SUB-ADVISER.

     (a) Subject to the supervision of the Sub-Adviser, the Sub-Sub-Adviser shall develop and implement an investment program for the Fund that is consistent with the investment objectives, policies and restrictions set forth in the Fund's prospectus and Statement of Additional Information, as they may be amended from time to time; provided, however, that the Sub-Sub-Adviser shall not be responsible for compliance with any amendments to such prospectus or Statement of Additional Information until such time as the Sub-Sub-Adviser shall have been given actual notice of such amendment(s) and a reasonable opportunity to implement changes in the Fund's investment program.

     (b) The Sub-Sub-Adviser shall exercise discretion with respect to the selection of investments for the Fund's portfolio, the disposition of such investments, the selection of brokers to be used in connection with the trading and settlement of transactions for the Fund. In connection with the placement of orders with brokers and dealers which involve transactions for the Fund, the Sub-Sub-Adviser shall attempt to obtain the best net result in terms of price and execution, consistent with its obligations under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), and applicable rules and guidance issued by the Securities and Exchange Commission (the "SEC") and its staff thereunder.

     (c) Consistent with the obligations set forth above, the Sub-Sub-Adviser may, in its discretion, place orders which involve transactions for the Fund with brokers and dealers who sell shares of the Fund and/or provide the Fund, Adviser, Sub-Adviser, or Sub-Sub-Adviser with research, analysis, advice or similar services. The Sub-Sub-Adviser may pay brokers and dealers in return for research and analytic services a higher commission or spread than may be charged by other brokers or dealers, subject to the Sub-Sub-Adviser determining in good faith that such commission or spread is reasonable either in terms of
          (i) the particular transaction or (ii) the overall responsibility of the Sub-Sub-Adviser to the Fund and its other clients to ensure that the total commissions or spreads paid by each client are reasonable in relation to the benefits to such client over the long term.

     (d) In no instance will securities held by or being acquired for the Fund be purchased from or sold to the Sub-Sub-Adviser, or any affiliated person of the Sub-Sub-Adviser or the Fund, except in accordance with the 1940 Act, the Advisers Act, and applicable rules, guidance and exemptive orders issued by the SEC and its staff thereunder.

     (e) Whenever the Sub-Sub-Adviser simultaneously places orders to purchase or sell the same security on behalf of the Fund and one or more other accounts managed by the Sub-Sub-Adviser, such orders will be allocated as to price and amount among all such accounts in a manner believed by the Sub-Sub-Adviser to be equitable to each account.

     (f) The Sub-Sub-Adviser shall act on instructions received from the Sub-Adviser, to the extent that such instructions are not inconsistent with the Sub-Sub-Adviser's fiduciary duties, applicable law, or any obligations to the Fund hereunder.

     (g) The Sub-Sub-Adviser shall maintain all records and other information relative to the Fund as confidential and proprietary information of the Fund, and will not use such records of information for any purpose other than in connection with the performance of its responsibilities hereunder; provided, however, that after prior notification to the Sub-Adviser, Adviser and the Fund, the Sub-Sub-Adviser may disclose records or information relative to the Fund when directed by order of a court or regulatory authority.

     (h) The Sub-Sub-Adviser may execute all documents and agreements with brokers and dealers, including brokerage agreement, clearing agreements, account documentation, swap agreements, other investment related agreements, and any other agreements, documents, or instruments the Sub-Sub-Adviser believes are appropriate or desirable in performing its duties under this Agreement, for the purposes of managing the Fund provided that the Sub-Sub-Adviser does not contravene the Prospectus, investment guidelines, or other applicable Fund requirements or limitations.

3. EXPENSES OF THE FUND. The Sub-Sub-Adviser shall be responsible for the costs and expenses associated with the provision of the services contemplated herein; provided, however, that the Fund shall be responsible for the cost associated with the purchase or sale of any security or investment contract or other instrument for the Fund's portfolio and the fees, expenses and costs associated with all other aspects of the Fund's operations.

4. COMPENSATION. All assets will be aggregated with the assets managed by the Sub-Adviser pursuant to the sub-advisory agreement between the Adviser and the Sub-Adviser with respect to the Fund. For the services provided and the expenses assumed pursuant to this Agreement, the Sub-Adviser will pay the Sub-Sub-Adviser a pro-rata share based on the proportion of net assets managed by the Sub-Adviser and the Sub-Sub-Adviser.

5. SERVICES NOT EXCLUSIVE. The services to be provided by the Sub-Sub-Adviser hereunder are not to be deemed exclusive, and the Sub-Sub-Adviser shall be free to provide similar services to other clients so long as the provision of such services to such other clients does not impair the Sub-Sub-Adviser's ability to provide the services contemplated hereunder. Nothing contained herein shall be construed to limit or restrict the right of any director, officer or employee of Sub-Sub-Adviser (who may also be a director, officer or employee of the Sub-Adviser) to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.

6. COMPLIANCE WITH APPLICABLE LAW. The Sub-Sub-Adviser shall comply with all applicable laws, rules and regulations in the discharge or its obligations hereunder, specifically including, but not limited to Rule 17j-1, under the 1940 Act.

7. TERM AND APPROVAL. This Agreement shall become effective upon approval by Board of Trustees of the Trust, including a majority of the disinterested Trustees, and shall thereafter continue in force and effect for two (2) years and may be continued from year to year thereafter, provided that such continuation is specifically approved at least annually by Board of Trustees of the Trust, including a majority of the disinterested Trustees.

8. TERMINATION. This Agreement shall automatically terminate in the event of its assignment, as defined in Section 2(a)(4) of the 1940 Act. The Agreement may be also terminated:

     (a) at any time, without the payment of any penalty, by the vote of the Fund's Board of Trustees or by vote of a majority of the Fund's outstanding voting securities;

     (b) by either party upon the occurrence of a material breach of the terms of the Agreement by the other party that remains uncured for a period of thirty (30) days after notice of such breach has been given by the terminating party; or

     (c) the Sub-Sub-Adviser may terminate the agreement upon ninety (90) days notice if the Fund materially changes its investment objectives, policies or restrictions and the cost of performance hereunder by the Sub-Sub-Adviser is increased.

9. LIABILITY OF THE SUB-SUB-ADVISER. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties hereunder on the part of the Sub-Sub-Adviser or any of its officers, directors or employees, the Sub-Sub-Adviser shall not be subject to liability to the Sub-Adviser, Adviser or Fund for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security or investment contract or other instrument for the Fund's portfolio.

10. NOTICES. Any notices under this Agreement shall be given in writing, addressed and delivered or mailed, postage paid, to such address as may be designated for the receipt of such notice, with a copies to the Adviser and the Fund. The respective addresses for the delivery of such notices are as follows:

     IF   TO SUB-ADVISER:

     Western Asset Management Company
     385 East Colorado Boulevard
     Pasadena, California 91101
     Attention: Gregory B. McShea, Esq.

     IF TO THE SUB-SUB-ADVISER:

     Western Asset Management Company
     385 East Colorado Boulevard
     Pasadena, California 91101
     Attention: Gregory B. McShea, Esq.

     COPIES TO THE ADVISER AND FUND MAY BE DELIVERED TO:

     JNL Series Trust
     Jackson National Asset Management, LLC
     225 West Wacker Drive, Suite 1200
     Chicago, Illinois 60606
     Attention:   Andrew B. Hopping, President

11. BOOKS AND RECORDS. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Sub-Adviser hereby agrees that all records which it maintains for the Trust are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust's request. Sub-Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act.

12. APPLICABLE LAW. This Agreement shall be construed in accordance with the laws of the State of Michigan (without regard to conflict or choice of law provisions), the 1940 Act, the Advisers Act, and applicable rules, guidance and exemptive orders issued by the SEC and its staff thereunder.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of this 1st day of May 2006.

WESTERN ASSET MANAGEMENT COMPANY


By:      /S/ KEVIN EHRLICH

Name:    KEVIN EHRLICH

Title:   MANAGER, REGULATORY AFFAIRS


WESTERN ASSET MANAGEMENT COMPANY LIMITED


By:      /S/ JAMES G. HAYES
   --------------------------------------------------

Name:    JAMES G. HAYES
     ------------------------------------------------

Title:   HEAD OF CLIENT SERVICE AND MARKETING SUPPORT


JNL SERIES TRUST


By:      /S/ ROBERT A. FRITTS
   --------------------------------------------------


Name:    ROBERT A. FRITTS
     ------------------------------------------------

Title:   PRESIDENT & CEO